REVOLVING NOTE


$15,000,0000                                                       July 30, 1999


     FOR VALUE RECEIVED, the undersigned, U.S. AUTOMOTIVE MANUFACTURING, INC., a Delaware corporation (the "Borrower"), unconditionally promises to pay to the order of IBJ WHITEHALL BUSINESS CREDIT CORPORATION (the "Lender") on the Stated Maturity Date, the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to that certain Credit Agreement, dated as of July 30, 1999 (together with all amendments, supplements, restatements and other modifications, if any, from time to time made thereto, the "Credit Agreement"), among the Borrower, the other Borrowers named therein, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, and IBJ Whitehall Business Credit Corporation, as agent (in such capacity, the "Agent") for the Lenders.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made without set-off or counterclaim in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

     This Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be or shall automatically become immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby irrevocably authorizes the Lender to make (or cause to be made) appropriate notations on the grid attached to the Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to, the Loans evidenced hereby. Such notations shall be, absent manifest error, evidence of the information so set forth therein; provided, however, that the failure of the Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.



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     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                      U.S. AUTOMOTIVE MANUFACTURING, INC.



                                      By  /s/ Unintelligible
                                          --------------------------------------
                                              Name:
                                              Title:


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

                                      REVOLVING LOANS AND PRINCIPAL PAYMENTS

                                   Interest Period                                Unpaid
Date      Amount of Revolving      (If Applicable)   Amount of Principal Repaid   Balance  Principal      Total     Notation Made By
----      ----------------------   ---------------   --------------------------   --------------------    -----     ----------------
          Loan Made
          Base Rate    LIBO Rate                     Base Rate        LIBO Rate   Base Rate  LIBO Rate
          ---------    ---------                     ---------        ---------   ---------  ---------


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